Exhibit 99.4

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We have issued our report dated November 17, 2010, with respect to the consolidated financial statements of Griffin Industries, Inc. as of December 31, 2009 and 2008 and for each of the three years in the period ending December 31, 2009 included on Form 8-K of Darling International, Inc. We hereby consent to the incorporation by reference of said report in the Registration Statements of Darling International, Inc. on Form S-4 (File No. 333-131484, effective February 2, 2006), Form S-3 (File No. 333-170668, filed November 18, 2010), and on Forms S-8 (File No. 333-125875, effective June 16, 2005, File No. 33-99868, effective April 1, 2003 and File No. 33-99866, effective November 29, 1995).

Cincinnati, Ohio

November 26, 2010